UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) August 11, 2006


                            NetFabric Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                         0-21419               76- 307819
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)

        Three Stewart Court, Denville, NJ                       07834
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     (Address of principal executive offices)                 (zip code)


       Registrant's telephone number, including area code - (973) 887-2785


          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY  INTO DEFINITIVE AGREEMENT.

On August 11, 2006 the Company entered into an Agreement and Plan of Acquisition ("Agreement") with Intrusion Detection Technologies, Inc. ("IDTI) and Utek Corporation (UTEK). A copy of the Agreement is attached hereto as an exhibit. The transaction closed simultaneously with the entering into the Agreement. Pursuant to the Agreement, the Company acquired all of the issued and outstanding shares of IDTI from UTEK in exchange for the issuance of 7,125,000 shares of restricted common stocks of the Company. In addition, the Company issued 375,000 shares of restricted common stock to UTEK's consultant. IDTI holds a license from a university for an Intrusion Detection software technology that has the potential to encrypt binary programs and detect malicious code which may be intentionally injected thereby removing it before it is executed. The term of the licensing agreement is until the later of 15 years from the date of filing of the licensed patents or the expiration of the last to expire patent. IDTI will pay the university a royalty in an amount equal to five percent of the net sales of licensed products. UTEK was granted piggyback registration rights.

In connection with the transaction, the Company paid a consultant $50,000 of cash and issued 750,000 shares of its common stock for services rendered.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSTION OF ASSETS

         See Item 1.01


ITEM 3.02 UN REGISTERED SALES OF EQUITY SECURITIES

         See Item 1.01

Item 9.01 Financial Statements And Exhibits

         (a) None

         (b) None

         (c) Exhibits

            99.1 Agreement and Plan of Acquisition by and between Intrusion Detection Technologies, Inc., UTEK Corporation and NetFabric Holdings, Inc.





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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NETFABRIC HOLDINGS, INC.



Date:  August 16, 2006                    By: /s/ Fahad Syed
                                             ----------------------------
                                                Name: Fahad Syed
                                                Title: Chairman and CEO





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